UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  September 28, 2011

Home Federal Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-33795	68-0666697
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 12th Avenue South
Nampa, Idaho  83651
(Address of principal executive offices and zip code)

(208) 466-4634
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
       CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
       CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On September 28, 2011, Home Federal Bancorp, Inc. (“Company”) issued a press release pre-announcing certain key initiatives that have been undertaken by the Company and its management during the fourth fiscal quarter for the year ended September 30, 2011.  A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is being furnished herewith and this list shall constitute the exhibit index:

99.1	Press release of Home Federal Bancorp, Inc. dated September 28, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HOME FEDERAL BANCORP, INC.

Date: September 28, 2011	By: /s/ Eric S. Nadeau
Eric S. Nadeau
Executive Vice President and Chief Financial Officer